SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               FEBRUARY 12, 2008


                            SIMEX TECHNOLOGIES, INC.
                            ------------------------

               (Exact Name of Registrant as specified in charter)

 Delaware                            0-26599                       58-2465647
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)               File Number)            Identification No.)


       4545 Wieuca Road, Building 2, Atlanta, Georgia             30342
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       (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:   404/ 236-0134

                            Not Applicable
                         -----------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On November 29, 2007, Simex Technologies, Inc. (the "COMPANY"), closed a reverse merger transaction with College Tonight, Inc., a Delaware corporation ("COLLEGE TONIGHT"). Amper, Politziner & Mattia, P.C. ("AMPER") was the independent registered public accounting firm for College Tonight, and Connolly, Grady & Cha, P.C. ("CGC") was the independent registered public accounting firm for the Company. The Company has decided to retain Amper as the Company's independent registered public accounting firm.

(a)     Previous independent registered public accounting firm

     (i) On February 12, 2008, CGC was dismissed as the Company's independent registered public accountant.

     (ii) The reports on the Company's financial statements as of and for the fiscal years ended December 31, 2006 and December 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that CGC's report was modified to indicate that there was substantial doubt about the Company's ability to continue as a going concern.

     (iii) The Company's Board of Directors approved the decision to change independent registered public accounting firms.

     (iv) During the Company's fiscal years ended December 31, 2006 and December 31, 2007, and the subsequent period through the date of the filing of this Current Report on Form 8-K, there have been no disagreements with CGC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of CGC would have caused it to make reference thereto in connection with its report on the financial statements for such years. Also, during this period, there have been no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K. The letter from CGC to the Company filed with this Current Report on Form 8-K as Exhibit 16 satisfies the requirements of Item 304(a)(3) of Regulation S-K.

(b) New independent registered public accounting firm

     On February 12, 2008, the Company engaged Amper as the Company's new independent registered public accounting firm for the Company's 2008 fiscal year. The Company did not engage Amper in any prior consultation during the Company's fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent period through the date of the filing of this Current Report on Form 8-K. The Company did consult Amper regarding the reverse merger transaction closed on November 29, 2007.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

16 Letter from Connolly, Grady & Cha, P.C. to Simex Technologies, Inc. dated February 16, 2008.
 ___________________________________________________________________________

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SIMEX TECHNOLOGIES, INC.

By:  /s/ Zachary R. Suchin
-----------------------------------------------
Zachary R. Suchin, President and CEO



Date:  February 15, 2008



______________________________________________________________________________


EXHIBIT INDEX


16 Letter from Connolly, Grady & Cha, P.C. to Simex Technologies, Inc. dated February 16, 2008.